Exhibit 99.1


                         Form 3 Joint Filer Information


     The following filers have designated Sage Summit LP as the "Designated Filer" for purposes of the attached Form 3.


Name:                                 Sage Summit Limited

Address:                              c/o GLG Partners, Inc.
                                      390 Park Avenue, 20th Floor
                                      New York, NY 10022

Designated Filer:                     Sage Summit LP

Issuer & Ticker Symbol:               GLG Partners, Inc. (GLG)

Date of Event Requiring Statement:    November 2, 2007

Signature:                            Sage Summit Ltd.

                                      /s/ Alejandro R. San Miguel
                                      -----------------------------------------
                                      By:     Alejandro R. San Miguel
                                      Title:  Attorney-in-fact



Name:                                 Lavender Heights Capital LP

Address:                              c/o GLG Partners, Inc.
                                      390 Park Avenue, 20th Floor
                                      New York, NY 10022

Designated Filer:                     Sage Summit LP

Issuer & Ticker Symbol:               GLG Partners, Inc. (GLG)

Date of Event Requiring Statement:    November 2, 2007

Signature:                            Lavender Heights Capital LP

                                      /s/ Alejandro R. San Miguel
                                      -----------------------------------------
                                      By:     Alejandro R. San Miguel
                                      Title:  Attorney-in-fact

Name:                                 Mount Garnet Limited

Address:                              c/o GLG Partners, Inc.
                                      390 Park Avenue, 20th Floor
                                      New York, NY 10022

Designated Filer:                     Sage Summit LP

Issuer & Ticker Symbol:               GLG Partners, Inc. (GLG)

Date of Event Requiring Statement:    November 2, 2007

Signature:                            Mount Garnet Limited

                                      /s/ Alejandro R. San Miguel
                                      -----------------------------------------
                                      By:     Alejandro R. San Miguel
                                      Title:  Attorney-in-fact



Name:                                 Mount Granite Limited

Address:                              c/o GLG Partners, Inc.
                                      390 Park Avenue, 20th Floor
                                      New York, NY 10022

Designated Filer:                     Sage Summit LP

Issuer & Ticker Symbol:               GLG Partners, Inc. (GLG)

Date of Event Requiring Statement:    November 2, 2007

Signature:                            Mount Granite Limited


                                      /s/ Alejandro R. San Miguel
                                      -----------------------------------------
                                      By:     Alejandro R. San Miguel
                                      Title:  Attorney-in-fact



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